Exhibit 10.5

NEITHER THIS NOTE NOR THE SECURITIES WITH WHICH THIS NOTE MAY BE REPAID HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Promissory Note

$8,500,000	April 25, 2006

1. FOR VALUE RECEIVED, Biovax Investment LLC, a Delaware limited liability company (“Maker”) promises to pay to the order of Biolender, LLC, a Delaware limited liability company (“Payee”), in lawful money of the United States of America in immediately available funds at 324 S. Hyde Park Ave., Suite 350, Tampa, Florida 33606, or at such other location as Payee may designate from time to time, the principal sum of Eight Million Five Hundred Thousand Dollars ($8,500,000) (or such lesser amount as may be advanced by Payee to Maker and be outstanding in connection with this Note), with interest as provided herein (the “Loan”). Capitalized terms not otherwise defined herein shall have the meanings set forth in, and the interpretations applicable thereto, the Loan and Security Agreement of even date herewith between Maker and Payee (as amended and modified from time to time in accordance with its terms, the “Loan Agreement”).

2. Interest on the Loan shall accrue on the outstanding principal amount of the Loan at the rate of 5.18% per annum, non-compounding, commencing on the Effective Date until the date that is ninety (90) months and two (2) days from the Effective Date (the “Maturity Date”); and shall be payable as follows: (i) 0.64% interest per annum, non-compounding, shall be payable in arrears on a monthly basis commencing on the first day of the calendar month following the Effective Date and continuing on the first day of each calendar month thereafter until the Maturity Date; and (ii) any remaining accrued and unpaid interest shall be payable in one installment on the Maturity Date as set forth in Section 3a. below. All interest on the Loan shall accrue based on the actual number of days elapsed and calculated based on a year of three hundred and sixty (360) days.

3. a. The outstanding principal amount on the Loan shall be due and payable by Maker, together with all accrued and unpaid interest thereon, on the Maturity Date (i) in cash in the amount of the outstanding principal amount on the Loan, together with all accrued and unpaid interest thereon, if Maker received cash distributions from Telesis CDE Two, LLC (the “CDE”) on the Maturity Date from loan repayments of Biovax, Inc. to the CDE, or (ii) in shares of Common Stock of Biovest International, Inc. (the “Company,” and such shares, the “Shares”), if Maker received shares of Common Stock from the CDE on the Maturity Date. The number of Shares payable under Section 3.a(ii) above shall be determined by dividing the outstanding principal amount on the Loan, together with all accrued and unpaid interest thereon, by the Conversion Price as defined and further described in Section 3.3 of that certain Convertible Loan Agreement among Biovax, Inc., the Company and the CDE.

b. The Shares will not be registered under the Securities Act and accordingly transfer of the Shares is restricted as to transfer. It is understood that a legend substantially in the form as set forth below shall be affixed to any certificate issued in connection with the Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 UNDER THE 1933 ACT.

4. Maker may, at its election, from time to time prior to maturity, prepay without penalty all or any portion of the principal indebtedness of this Note.

5. If payment for which notice has been duly given hereunder is not made when due, or if any payment due under any other note given by Maker to Payee is not made when due, then interest on the unpaid principal amount of this Note and any other promissory notes given by Maker to Payee shall accrue from the date of default in the earliest due payment at a rate per annum equal to fifteen percent (15%) or the maximum rate permitted by law, whichever is less, until all past due principal and interest have been paid, and, at the election of Payee without further notice, all principal and interest hereunder and under any such other promissory notes shall be due and payable forthwith.

6. Demand for payment shall be presumed to have been issued and the entire unpaid principal sum of this Note, together with accrued interest thereon, if any, shall become immediately due in the event of the occurrence of any one or more of the following: the filing by Maker of a voluntary petition in bankruptcy; or the failure by Maker within thirty (30) days thereof to lift any filing against Maker of any involuntary petition in bankruptcy; or any execution against or attachment of any substantial portion of Maker’s assets; or the adjudication of Maker as bankrupt; or any admission by Maker of insolvency or declaration of Maker as insolvent; or the failure, inability, or unwillingness of Maker to pay its debts when and as they become due; or the application by Maker for, consent of Maker to, or acquiescence of Maker in, the appointment of a trustee, receiver, sequestrator, or other custodian for Maker or any of its property; or any assignment by Maker for the benefit of its creditors; or the invalidity or illegality of any portion of this Note by reason of any act or omission by Maker.

7. No delay or omission of Payee to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein. Any acceptance by Payee of a partial or late payment made hereunder shall not establish a custom, waiver, or acquiescence. No waiver of any default shall be construed, taken, or held to be a waiver of any other default, or waiver or acquiescence in, or consent to any further or succeeding default of the same nature. Maker waives demand, notice, and protest and any defense by reason of extension of time for payment or other indulgence granted by Payee.

8. By the terms of the Loan Agreement, the undersigned has pledged and does hereby pledge to Payee and grant Payee a first priority security interest in the entire interest of the undersigned in the CDE, which has been acquired by the undersigned in part with the proceeds of the loan evidenced by this Note, as security for the payment of this Note. In the event of default by the undersigned in the payment of any principal or interest due upon this Note, Payee shall have, and is hereby granted, upon the expiration of any applicable notice and cure period, all of the rights and remedies of a secured party under the Uniform Commercial Code with respect to such collateral. Additional provisions relating to such security interest and the enforcement thereof are contained in that Loan and Security Agreement, which provisions are hereby incorporated in this Note by reference as though fully set forth herein.

9. In the event of a default hereunder, Maker shall pay to Payee, on demand, all reasonable costs and expenses incurred by Payee in enforcing its remedies hereunder, including without limitation attorneys’ fees for advice concerning this Note or the collateral hereunder, whether or not suit is filed, or for representation in any enforcement hereof or dispute hereunder, whether instituted by Payee, Maker, or any third party, and all other costs and expenses of collection of amounts due hereunder, protection or realization of any collateral for payment thereof, and resale of such collateral.

10. It is the intention of Maker and Payee to conform strictly to applicable usury laws. Accordingly, notwithstanding anything to the contrary in this Note, amounts constituting interest under applicable law and contracted for, chargeable or receivable hereunder or under this Note shall under no circumstances, together with any other interest, late charges or other amounts which may be interpreted to be interest contracted for, chargeable or receivable hereunder, exceed the maximum amount of interest permitted by law, and in the event any amounts were to exceed the maximum amount of interest permitted by law, such excess amounts shall be deemed a mistake and shall either be reduced immediately and automatically to the maximum amount permitted by law or, if required to comply with applicable law, be canceled automatically and, if theretofore paid, at the option of Payee, be refunded to Maker or credited on the principal amount of this Note then outstanding.

11. This Note is given to Payee at its principal place of business in the State of Delaware, and shall be deemed to be made at such location. This Note shall be governed and controlled, as to interpretation, validity, enforcement, and in all other respects, by the laws of the State of Delaware, without regard to its conflict of laws provisions.

[Signature Page Follows]

IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the day and year first written above.

Maker:
Biovax Investment LLC, a Delaware limited liability company

By:	Biovax Investment Corporation,
a Delaware corporation,
its managing member

By:

Its:

Signature Page – Promissory Note